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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                               December 15, 1998
               Date of Report (Date of Earliest Event Reported)

                      Headlands Mortgage Securities Inc.
          (as Sponsor of the Headlands Home Equity Loan Trust 1998-1
        Revolving Home Equity Loan Asset-Backed Notes, Series 1998-1)

                      HEADLANDS MORTGAGE SECURITIES INC.
                      ----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

        Delaware                      333-28031-2                 68-0397342
        --------                      -----------                 ----------
(State or Other Jurisdiction        (Commission File           (I.R.S. Employer
of Incorporation)                       Number)             Identification No.)


          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (415) 461-6790
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events

                  Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the Headlands
                  Home Equity Loan Trust 1998-1 Revolving Home Equity Loan Asset-Backed Notes Series, 1998-1 (the "Series 1998-1 Notes").

                  The following exhibit which relates specifically to the Series 1998-1 Notes is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement distributed to holders of Series 1998-1 Notes dated December 15, 1998.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 24, 1998



                                      HEADLANDS MORTGAGE
                                      SECURITIES INC.

                                      By: /s/ Gilbert J. MacQuarrie
                                          -------------------------
                                          Gilbert J. MacQuarrie
                                          Vice President, Treasurer and
                                          Secretary (Principal Financial Officer
                                          and and Principal Accounting Officer)


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                                 EXHIBIT INDEX

Exhibit Number                                                       Page Number

10.1 Monthly Payment Date Statement distributed to holders
     of Series 1998-1 Notes dated December 15, 1998.......................5